UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 5, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------


          MINNESOTA                    000-17932              41-1404301
------------------------------ ------------------------ -----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Separation Agreement and Release with Mr. Jones

     In connection with the resignation of William Jones as Vice President and Chief Information Officer, Mr. Jones and the Company entered into a Separation Agreement and Mutual Release of Claims, executed August 5, 2005, and effective as of August 12, 2005, which agreement specifies the financial terms of Mr. Jones' departure and supersedes the severance provisions of his employment agreement. Mr. Jones has the legal right to revoke the separation agreement until the effective date upon written notice. The material terms of such agreement include the following:

     o He is entitled to receive severance in the aggregate amount of $100,000.

     o The agreement also contains mutual releases of all claims and causes of action and covenants not to sue.

     o For further information regarding Mr. Jones' compensation and employment arrangements, see "Executive Compensation - Employment Arrangements" included in, and the related exhibits filed with, the Company's Annual Report on Form 10-K/A for the year ended August 31, 2004, which is incorporated herein by reference.

     Apart from his employment relationship with the Company and ownership of Company securities, and as previously disclosed in the Form 10-K/A, Mr. Jones has no material relationship with the Company.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     See Item 1.01 above regarding Mr. Jones' departure and related key financial terms. Although Mr. Jones and the Company will be released from certain obligations under his employment agreement dated as of January 13, 2003, he will remain obligated under other provisions, including the terms regarding competition, solicitation of customers and suppliers, and interference with or diversion of business. That employment agreement was filed as Exhibit 10.118 to the Company's Form 10-K/A filed on December 31, 2003, and is incorporated herein by reference.



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


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On August 5, 2005, Edward L. Shapiro notified the Chairman of the Board that he did not wish to be nominated for election as a director in the 2005 proxy statement of Interland, Inc.

(d) On August 9, 2005, the Board of Directors of the Company approved an increase in the size of the board to 10 directors, and filled the vacant director positions by appointing the four nominees previously approved by the Board and announced in the Company's press release of August 1, 2005: Efrem Gerszberg, Seymour Holtzman, Alex Kazerani, and Jeffrey M. Stibel. Mr. Stibel was nominated to the Board pursuant to a provision in his employment agreement with the Company, which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on August 3, 2005, and is incorporated herein by reference. Mr. Stibel's employment agreement also included a representation that Mr. Kazerani was to be nominated to the Board. These actions will be effective as of August 12, 2005. In addition, the Board approved a decrease in the size of the Board to nine directors, to be effective at the Annual Meeting of Shareholders on August 31, 2005, to reflect the departure of Edward Shapiro from the Board.

     The four newly appointed directors will receive no compensation for their service during the remainder of the fiscal year ending August 31, 2005. If they are re-elected as directors at the next annual meeting of stockholders, they will receive compensation for subsequent service. To date, the newly appointed directors have not been appointed to any committees of the Board.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.
     Not applicable

(b)  Pro Forma Financial Information.
     Not applicable

(c)  Exhibits.

Exhibit
Number    Description
------    -----------

 10.1     Separation   Agreement  and  Full  Release  of  Claims  by  and  among
          Interland, Inc. and William J. Jones


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 2005         INTERLAND, INC.


                                By:  /s/ Juan G. Troncoso
                                    ----------------------------------------
                                    Juan G. Troncoso
                                    Vice President and Chief
                                    Financial Officer
                                    (Principal Financial Officer)

                                  EXHIBIT INDEX


Exhibit
Number    Description
------    -----------

10.1      Separation   Agreement  and  Full  Release  of  Claims  by  and  among
          Interland, Inc. and William J. Jones




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